UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2025

TERADYNE, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-06462	04-2272148
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Riverpark Drive, North Reading, MA	01864
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 370-2700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.125 per share	TER	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2025, Teradyne, Inc. (the “Company”) held its 2025 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved the Company’s Equity and Cash Compensation Incentive Plan (the “Amended Plan”), which is an amendment and restatement of the Company’s 2006 Equity and Cash Compensation Incentive Plan (the “2006 Plan”). The 2006 Plan was amended and restated to eliminate the term of the 2006 Plan, to provide for a number of compensation governance best practices and to make other clarifying and conforming changes. The Company’s board of directors previously approved the Amended Plan, subject to shareholder approval, on March 24, 2025. The Amended Plan became effective immediately upon shareholder approval at the Annual Meeting.

A more detailed summary of the material features of the Amended Plan is set forth in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on March 29, 2025 (the “Proxy Statement”) under the caption “Proposal No. 4: Approval of Amendment and Restatement of the Equity and Cash Compensation Incentive Plan”, which is incorporated by reference herein. That detailed summary and the foregoing description of the Amended Plan are qualified in their entirety by reference to the full text of the Amended Plan, which is filed as Appendix B to the Proxy Statement.

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the Company’s shareholders voted on the following proposals:

1. The individuals listed below were elected at the Annual Meeting to serve as directors of the Company until the next annual meeting of shareholders and until their successors are duly elected and qualified:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Peter Herweck	126,745,101	3,330,927	138,600	10,908,880
Mercedes Johnson	128,388,070	1,701,140	125,418	10,908,880
Ernest E. Maddock	127,464,220	2,624,577	125,831	10,908,880
Marilyn Matz	128,439,681	1,649,208	125,739	10,908,880
Gregory S. Smith	129,270,729	823,238	120,661	10,908,880
Paul J. Tufano	123,894,009	6,196,354	124,265	10,908,880
Bridget van Kralingen	128,463,260	1,543,112	208,256	10,908,880

2. An advisory non-binding resolution to approve the 2024 executive compensation was approved as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
123,251,108	6,401,007	562,513	10,908,880

3. A management proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2025 was approved as follows:

Votes For	Votes Against	Votes Abstained
129,507,300	11,312,447	303,761

4. The Company’s shareholders approved the Amended Plan as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
126,604,254	3,081,987	528,387	10,908,880

5. A shareholder proposal to require the Company to prepare a report about political contributions and expenditures was not approved as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
66,138,549	63,581,675	494,404	10,908,880

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERADYNE, INC.

Dated: May 12, 2025	By:	/s/ Ryan E. Driscoll
	Name:	Ryan E. Driscoll
	Title:	V.P., General Counsel and Secretary